Exhibit 99.2 3rd QUARTER 2023 INVESTOR PRESENTATION

15 Q3 2023

16 3rd QUARTER HIGHLIGHTS 3rd Quarter $ in thousands 2023 2022 YoY% Total SaaS Revenue $67,360 $56,643 18.9% Adjusted EBITDA (504) (2,177) Adjusted EBITDA Margin (0.7)% (3.8)% Total Marketing Services Revenue $116,462 $224,007 (48.0)% Adjusted EBITDA 7,835 67,609 Adjusted EBITDA Margin 6.7% 30.2% Consolidated Revenue $183,822 $280,650 (34.5)% Adjusted EBITDA 7,331 65,432 Adjusted EBITDA Margin 4.0% 23.3%

17 FINANCIAL REVIEW SAAS HIGHLIGHTS $56.6 $67.4 Revenue Q3-22 Q3-23 +19% YoY +29% YoY $365 $63M +57% YoY Revenue Growth Growing Subscribers ARPU ThryvPay TPVSeasoned Net Dollar Retention (NDR) 45K 92% +300 bps QoQ Monthly Active Users (MAU) +22% YoY (in millions)

18 (1) Marketing Services Billings excludes Vivial Holdings run-off products and Yellow Holdings Limited (NZ). Q3-23 Q3-22 Marketing Services Billings (millions)(1) $159.5 $198.1 YoY % (19)% (20)% FINANCIAL REVIEW TOTAL MARKETING SERVICES MARKETING SERVICES BILLINGS (YoY%) (23)%(22)%(23)%(21)%(22)%(22)%(21)%(21)%(22)%(21)%(21)%(22)%(19)%(17)%(20)%(17)%(19)%(22)%(19)% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23

19 Q4 and FY 2023 OUTLOOK Q4 and FY 2023 SaaS Guidance Raised (in millions, USD) Q4 2023 FY 2023 MANAGEMENT COMMENTARY TOTAL MARKETING SERVICES REVENUE $159 to $164 $650 to $655 • Transition from 15 to 18 month print cycle creates a revenue recognition gap in FY-23 according to accounting policy; has no impact on billings and free cash flow Adjusted EBITDA $47 to $49 $177 to $179 • Marketing Services Adjusted EBITDA margins normalize after Q3-23 revenue recognition impact due to longer print directory cycle (in millions, USD) Q4 2023 FY 2023 MANAGEMENT COMMENTARY TOTAL SAAS REVENUE $70.25 to $71.25 $260.0 to $261.0 • Company expects growth of 20% Adjusted EBITDA $3.5 to $4.0 $9.0 to $9.5 • SaaS Adjusted EBITDA margins turn positive again after operating expenses are normalized

21 APPENDIX SEGMENT RESULTS Three Months Ended September 30, 2022 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 197,174 $ 55,353 $ 26,833 $ 1,290 $ 280,650 Segment Gross Profit 126,846 33,827 14,351 615 175,639 Segment Adjusted EBITDA 61,802 398 5,807 (2,575) 65,432 Three Months Ended September 30, 2023 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 92,884 $ 64,650 $ 23,578 $ 2,710 $ 183,822 Segment Gross Profit 50,610 40,957 10,166 1,911 103,644 Segment Adjusted EBITDA 5,369 1,986 2,466 (2,490) 7,331 Nine Months Ended September 30, 2023 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 377,868 $ 182,927 $ 113,183 $ 6,820 $ 680,798 Segment Gross Profit 231,807 114,480 67,498 4,752 418,537 Segment Adjusted EBITDA 84,866 10,231 44,851 (4,709) 135,239 Nine Months Ended September 30, 2022 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 632,277 $ 153,863 $ 133,715 $ 3,165 $ 923,020 Segment Gross Profit 415,130 95,328 89,694 1,325 601,477 Segment Adjusted EBITDA 211,871 (3,769) 64,449 (7,402) 265,149

22 $ IN THOUSANDS Q1-22 Q2-22 Q3-22 Q4-22 FY22 Q1-23 Q2-23 Q3-23 YTD Q3-23 Net Income (Loss) $ 33,511 $ 58,002 $ 13,280 $ (50,445) $ 54,348 $ 9,314 $ 15,978 $ (27,046) $ (1,754) Interest expense 14,867 14,652 14,570 16,318 60,407 16,488 16,292 15,131 47,911 Depreciation and amortization expense 21,969 20,592 23,393 22,438 88,392 15,431 15,667 15,842 46,940 Stock-based compensation expense 1,928 3,810 4,402 4,488 14,628 5,393 5,798 5,462 16,653 Restructuring and integration expenses 5,827 4,822 3,790 3,365 17,804 5,340 3,921 3,584 12,845 Income tax expense (benefit) 9,621 22,200 6,241 6,565 44,627 4,496 (3,428) (10,241) (9,173) Transaction costs 1,720 1,616 1,461 1,322 6,119 373 — — 373 Other components of net periodic pension (benefit) cost (70) (9,153) 3,928 (39,317) (44,612) 121 1,865 1,902 3,888 (Gain) loss on remeasurement of indemnification asset (400) (487) (585) (676) (2,148) (756) 11,490 — 10,734 Impairment charges — 222 — 102,000 102,222 — — — — Other (5,256) (276) (5,048) 2,135 (8,445) 2,269 1,856 2,697 6,822 Adjusted EBITDA $ 83,717 $ 116,000 $ 65,432 $ 68,193 $ 333,342 $ 58,469 $ 69,439 $ 7,331 $ 135,239 0 APPENDIX NON-GAAP FINANCIAL RECONCILIATION *Figures may not foot due to rounding.

23 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX NON-GAAP FINANCIAL RECONCILIATION Three Months Ended September 30, 2023 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 50,610 $ 40,957 $ 10,166 $ 1,911 $ 103,644 Plus: Depreciation and amortization expense 2,298 1,602 2,587 299 6,786 Stock-based compensation expense 103 71 — — 174 Adjusted Gross Profit $ 53,011 $ 42,630 $ 12,753 $ 2,210 $ 110,604 Gross Margin 54.5% 63.4% 43.1% 70.5% 56.4 % Adjusted Gross Margin 57.1% 65.9% 54.1% 81.5% 60.2 % Three Months Ended September 30, 2022 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 126,846 $ 33,827 $ 14,351 $ 615 $ 175,639 Plus: Depreciation and amortization expense 4,593 1,287 3,739 195 9,814 Stock-based compensation expense 85 22 — — 107 Adjusted Gross Profit $ 131,524 $ 35,136 $ 18,090 $ 810 $ 185,560 Gross Margin 64.3% 61.1% 53.5% 47.7% 62.6 % Adjusted Gross Margin 66.7% 63.5% 67.4% 62.8% 66.1%

24 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX NON-GAAP FINANCIAL RECONCILIATION Nine Months Ended September 30, 2023 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 231,807 $ 114,480 $ 67,498 $ 4,752 $ 418,537 Plus: Depreciation and amortization expense 8,101 4,004 8,689 599 21,393 Stock-based compensation expense 325 171 — — 496 Adjusted Gross Profit $ 240,233 $ 118,655 $ 76,187 $ 5,351 $ 440,426 Gross Margin 61.3% 62.6% 59.6% 69.7% 61.5 % Adjusted Gross Margin 63.6% 64.9% 67.3% 78.5% 64.7 % Nine Months Ended September 30, 2022 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 415,130 $ 95,328 $ 89,694 $ 1,325 $ 601,477 Plus: Depreciation and amortization expense 13,381 3,278 11,771 337 28,767 Stock-based compensation expense 251 63 — — 314 Adjusted Gross Profit $ 428,762 $ 98,669 $ 101,465 $ 1,662 $ 630,558 Gross Margin 65.7% 62.0% 67.1% 41.9% 65.2 % Adjusted Gross Margin 67.8% 64.1% 75.9% 52.5% 68.3%

25 APPENDIX SUPPLEMENTAL FINANCIAL INFORMATION The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. Additionally, the supplemental financial information provides consolidated Free cash flow, which is also a non-GAAP measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Three Months Ended September 30, 2023 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 92,884 $ 23,578 $ 116,462 $ 64,650 $ 2,710 $ 67,360 Adjusted EBITDA 5,369 2,466 7,835 1,986 (2,490) (504) Adjusted EBITDA Margin 5.8% 10.5% 6.7% 3.1% (91.9) % (0.7) % Three Months Ended September 30, 2022 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 197,174 $ 26,833 $ 224,007 $ 55,353 $ 1,290 $ 56,643 Adjusted EBITDA 61,802 5,807 67,609 398 (2,575) (2,177) Adjusted EBITDA Margin 31.3% 21.6% 30.2% 0.7% (199.6) % (3.8) % Three Months Ended September 30, (in thousands) 2023 2022 Net cash provided by operating activities $ 45,912 $ 47,318 Additions to fixed assets and capitalized software (8,904) (9,697) Free cash flow $ 37,008 $ 37,621

26 APPENDIX SUPPLEMENTAL FINANCIAL INFORMATION The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. Additionally, the supplemental financial information provides consolidated Free cash flow, which is also a non-GAAP measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Nine Months Ended September 30, 2023 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 377,868 $ 113,183 $ 491,051 $ 182,927 $ 6,820 $ 189,747 Adjusted EBITDA 84,866 44,851 129,717 10,231 (4,709) 5,522 Adjusted EBITDA Margin 22.5% 39.6% 26.4% 5.6% (69.0) % 2.9 % Nine Months Ended September 30, 2022 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 632,277 $ 133,715 $ 765,992 $ 153,863 $ 3,165 $ 157,028 Adjusted EBITDA 211,871 64,449 276,320 (3,769) (7,402) (11,171) Adjusted EBITDA Margin 33.5% 48.2% 36.1% (2.4) % (233.9) % (7.1) % Nine Months Ended September 30, (in thousands) 2023 2022 Net cash provided by operating activities $ 103,648 $ 104,221 Additions to fixed assets and capitalized software (22,920) (19,345) Free cash flow $ 80,728 $ 84,876

28 APPENDIX DEFINITIONS Definitions of key terms used in this presentation are as follows: • Total SaaS revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total Marketing Services revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total SaaS Adjusted EBITDA1 consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Total Marketing Services1 Adjusted EBITDA consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Adjusted EBITDA2: Defined as Net income (loss) plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Loss on early extinguishment of debt, Restructuring and integration expenses, Transaction costs, Stock-based compensation expense, and non-operating expenses, such as, Other components of net periodic pension (benefit) cost, Non-cash (gain) loss from remeasurement of indemnification asset, and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin2: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit (“ARPU”): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month • Seasoned Net Dollar Retention: Defined as net dollar retention excluding clients acquired over the previous 12 months. • SaaS Monthly Active Users: Defined as a client with one or more users who log into our SaaS solutions at least once during the calendar month. 1The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non- GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. 2Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.